UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2005

Savient Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15313	13-3033811

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Tower Center, 14th Floor East Brunswick, New Jersey	08816

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Back to Contents

Item 2.02. Results of Operations and Financial Condition

On January 5, 2005, Savient Pharmaceuticals, Inc. (“Savient” or the “Company”) issued a press release (the “Press Release”) containing information regarding its results of operations and financial condition for the third quarter of 2004. A copy of the Press Release is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1 hereto and is incorporated into this Item 2.02 by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

See Exhibit Index attached hereto.

Back to Contents

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVIENT PHARMACEUTICALS, INC.

Date: January 5, 2005	By:	/s/ Philip K. Yachmetz
______________________________________
Philip K. Yachmetz Senior Vice President, General Counsel and Secretary

Back to Contents

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 5, 2005